UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 17, 2025

Commercial Metals Company

(Exact Name of Registrant as Specified in Charter)

Delaware	1-4304	75-0725338
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6565 N. MacArthur Blvd. Irving, Texas	75039
(Address of principal executive offices)	(Zip Code)

(214) 689-4300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	CMC	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01	Entry into a Material Definitive Agreement

On September 17, 2025, Commercial Metals Company (the “Company”) entered into an Equity Purchase Agreement (the “Purchase Agreement”) with Concrete Pipe & Precast, LLC (“CP&P”), Eagle Corporation and ECPP, LLC, pursuant to which the Company will acquire all of the issued and outstanding equity securities of CP&P (the “Acquisition”).

Pursuant to the terms and conditions of the Purchase Agreement, at the closing of the Acquisition (the “Closing”), the Company will pay a cash purchase price of $675 million, which is subject to a customary purchase price adjustment as described in the Purchase Agreement.

The Purchase Agreement contains customary representations, warranties and covenants related to CP&P. From the date of the Purchase Agreement until the Closing, CP&P is required to operate its business in the ordinary course and to comply with certain covenants regarding the operation of its business.

The Closing is subject to the satisfaction or waiver of customary closing conditions, including, among others, (i) the absence of any law or order prohibiting the transactions contemplated by the Purchase Agreement, (ii) the expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), (iii) the accuracy of representations and warranties set forth in the Purchase Agreement and compliance with covenants set forth in the Purchase Agreement (in each case, as may be subject to certain materiality or material adverse effect qualifications), and (iv) the absence of any material adverse effect on CP&P. The obligation of the Company to consummate the Acquisition is not subject to any condition related to the availability of financing. The Company expects the Closing to occur in December 2025, subject to the satisfaction or waiver of such conditions.

The Purchase Agreement contains certain termination rights for the parties, including if the Acquisition does not close on or before March 17, 2026, which may be extended by either party until September 13, 2026, if the waiting period under the HSR Act with respect to the Acquisition has not expired or been terminated but all other closing conditions have been satisfied or waived.

The foregoing summary of the Purchase Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, a copy of which the Company intends to file with the U.S. Securities and Exchange Commission as an exhibit to its Annual Report on Form 10-K for the fiscal year ended August 31, 2025. The Purchase Agreement will be filed to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about the Company or CP&P. The representations, warranties and covenants of each party set forth in the Purchase Agreement were made only for purposes of the Purchase Agreement as of the specific dates set forth therein, were solely for the benefit of the parties to the Purchase Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Purchase Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. The Company’s investors and security holders are not third-party beneficiaries under the Purchase Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of CP&P, the parties to the Purchase Agreement or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Item 7.01	Regulation FD Disclosure

On September 18, 2025, the Company issued a press release announcing the proposed Acquisition, a copy of which is attached as Exhibit 99.1 to this report and incorporated herein by reference.

Attached as Exhibit 99.2 to this report and incorporated herein by reference is an investor presentation by the Company, dated September 18, 2025, in connection with the Acquisition.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the federal securities laws, including, without limitation, with respect to the proposed acquisition of CP&P and the timing thereof, the ability to obtain regulatory approvals and meet other closing conditions for the proposed acquisition, general economic conditions, key macro-economic drivers that impact our business, the effects of ongoing trade actions, the effects of continued pressure on the liquidity of our customers, potential synergies and organic growth provided by acquisitions and strategic investments (including the proposed acquisition of CP&P), demand for our products, shipment volumes, metal margins, the ability to operate our steel mills at full capacity, particularly during periods of domestic mill start-ups, the future availability and cost of supplies of raw materials and energy for our operations, growth rates in certain reportable segments, product margins within our Emerging Business Group segment, share repurchases, legal proceedings, construction activity, international trade, the impact of geopolitical conditions, capital expenditures, tax credits, our liquidity and our ability to satisfy future liquidity requirements, estimated contractual obligations, the expected capabilities and benefits of new facilities, the anticipated benefits and timeline for execution our growth plan and initiatives, including our TAG operational and commercial excellence program, and our expectations or beliefs concerning future events. The statements in this news release that are not historical statements, are forward-looking statements. These forward-looking statements can generally be identified by phrases such as we or our management “expects,” “anticipates,” “believes,” “estimates,” “future,” “intends,” “may,” “plans to,” “ought,” “could,” “will,” “should,” “likely,” “appears,” “projects,” “forecasts,” “outlook” or other similar words or phrases, as well as by discussions of strategy, plans or intentions.

The Company’s forward-looking statements are based on management’s expectations and beliefs as of the time this Current Report on Form 8-K was prepared. Although we believe that our expectations are reasonable, we can give no assurance that these expectations will prove to have been correct, and actual results may vary materially. Except as required by law, we undertake no obligation to update, amend or clarify any forward-looking statements to reflect changed assumptions, the occurrence of anticipated or unanticipated events, new information or circumstances or any other changes. Important factors that could cause actual results to differ materially from our expectations include those described in our filings with the Securities and Exchange Commission, including, but not limited to, in Part I, Item 1A, “Risk Factors” of our annual report on Form 10-K for the fiscal year ended August 31, 2024, and Part II, Item 1A, “Risk Factors” of our subsequent quarterly reports on Form 10-Q, as well as the following: changes in economic conditions which affect demand for our products or construction activity generally, and the impact of such changes on the highly cyclical steel industry; rapid and significant changes in the price of metals, potentially impairing our inventory values due to declines in commodity prices or reducing the profitability of downstream contracts within our vertically integrated steel operations due to rising commodity pricing; excess capacity in our industry, particularly in China, and product availability from competing steel mills and other steel suppliers including import quantities and pricing; the impact of geopolitical conditions, including political turmoil and volatility, regional conflicts, terrorism and war on the global economy, inflation, energy supplies and raw materials; increased attention to environmental, social and governance (“ESG”) matters, including any targets or other ESG, environmental justice or regulatory initiatives; operating and startup risks, as well as market risks associated with the commissioning of new projects could prevent us from realizing anticipated benefits and could result in a loss of all or a substantial part of our investments; impacts from global public health crises on the economy, demand for our products, global supply chain and on our operations; compliance with and changes in existing and future laws, regulations and other legal requirements and judicial decisions that govern our business, including increased environmental regulations associated with climate change and greenhouse gas emissions; involvement in various environmental matters that may result in fines, penalties or judgments; evolving remediation technology, changing regulations, possible third-party contributions, the inherent uncertainties of the estimation process and other factors that may impact amounts accrued for environmental liabilities; potential limitations in our or our customers’ abilities to access credit and non-compliance with their contractual obligations, including payment obligations; activity in repurchasing shares of our common stock under our share repurchase program; financial and non-financial covenants and restrictions on the operation of our business contained in agreements governing our debt; our ability to successfully identify, consummate and integrate acquisitions and realize any or all of the anticipated synergies or other benefits of acquisitions; the effects that acquisitions may have on our financial leverage; risks associated with acquisitions generally, such as the inability to obtain, or delays in obtaining, required approvals under applicable antitrust legislation and other regulatory and third-party consents and approvals; lower than expected future levels of revenues and higher than expected future costs; failure or inability to implement growth strategies in a timely manner; the impact of goodwill or other indefinite-lived intangible asset impairment charges; the impact of long-lived asset impairment charges; currency fluctuations; global factors, such as trade measures, military conflicts and political uncertainties, including changes to current trade regulations, such as Section 232 trade tariffs and quotas, tax legislation and other regulations which might adversely impact our business; availability and pricing of electricity, electrodes and natural gas for mill operations; our ability to hire and retain key executives and other employees; competition from other materials or from competitors that have a lower cost structure or access to greater financial resources; information technology interruptions and breaches in security; our ability to make necessary capital expenditures; availability and pricing of raw materials and other items over which we exert little influence, including scrap metal, energy and insurance; unexpected equipment failures; losses or limited potential gains due to hedging transactions; litigation claims and settlements, court decisions, regulatory rulings and legal compliance risks, including those related to the Pacific Steel Group litigation and other legal proceedings; risk of injury or death to employees, customers or other visitors to our operations; and civil unrest, protests and riots.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release issued by Commercial Metals Company on September 18, 2025.

99.2	Investor Presentation, dated September 18, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 18, 2025

COMMERCIAL METALS COMPANY

By:	/s/ Paul J. Lawrence
Name:	Paul J. Lawrence
Title:	Senior Vice President and Chief Financial Officer